Exhibit 10.9


                 SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT


     THIS SECOND AMENDMENT TO PURCHASE AND SALE CONTRACT (this "Second Amendment") is made and entered into to be effective as of the 30th day of June, 1999, by and between P & H PROPERTIES, L.L.C., AN OKLAHOMA LIMITED LIABILITY COMPANY ("Purchaser"), and DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES III, A NEW YORK LIMITED PARTNERSHIP ("Seller").

                                   RECITALS:

     A. On May 18, 1999, Purchaser and Seller entered into a certain Purchase and Sale Contract regarding certain real property located in the City of Tulsa, Tulsa County, State of Oklahoma, more particularly described on Exhibit "A-1", a copy of which is attached hereto and incorporated herein by reference (the "Purchase Contract").

     B. On May 27, 1999, Purchaser and Seller by and through their attorneys, entered into a certain Letter Agreement amending the Purchase Contract.

     C. On June 17, 1999, Purchaser and Seller entered into a certain First Amendment to Purchase and Sale Contract (the "First Amendment").

     D. On June 28, 1999, Purchaser and Seller, by and through their attorneys, entered into a certain Letter Agreement amending the Purchase Contract.

     E. The parties desire to amend the Purchase Contract all as set forth with more particularity herein below.
     NOW, THEREFORE, in consideration of the foregoing, the adequacy and receipt of which is hereby acknowledged as consideration, the parties do hereby agree as follows:

     1. All the capitalized terms used in this Second Amendment shall have the meaning ascribed to them in the Purchase Contract unless otherwise defined herein.

     2. The first two lines of Section 3.1 of the Purchase Contract are hereby deleted in their entirety and replaced with the following:

     3.1 The total purchase price (the "Purchase Price") for the Property shall be Two Million One Hundred Seventy-Five Thousand and No/100 Dollars ($2,175,000.00), which shall be paid by Purchaser as follows:

     3. This Second Amendment may be executed in a number of identical counterparts. If so executed, each of such counterparts is deemed to be an original for all purposes and all such counterparts shall, collectively, constitute one Second Amendment. In making proof of the Second Amendment, it shall not be necessary to produce or account for more than one (1) such counterparts.
     4. Except as amended hereby, all the other terms, conditions and provisions of the Purchase Contract are hereby ratified, affirmed and adopted.

             [Remainder of this page is intentionally left blank.]

     IN WITNESS WHEREOF, this Second Amendment has been executed as of (but not necessarily on) the date and year first above written.

                              P & H PROPERTIES, L.L.C.,
                              AN OKLAHOMA LIMITED LIABILITY COMPANY

                              By: _____________________________________
                                   Robert E. Phillips
                                   Its Member/Manager

                              "PURCHASER"


                              DREXEL BURNHAM LAMBERT REAL ESTATE ASSOCIATES III, A NEW YORK LIMITED PARTNERSHIP

                              By:  DBL PROPERTIES CORPORATION,
                                   A NEW YORK CORPORATION,
                                   ITS GENERAL PARTNER



                              By:_______________________________
                              Name:_______________________
                              Title: Its ______ President

"SELLER"

I:\PhillipsRobert\Perimeter Center-RET\second4.doc



                                 EXHIBIT "A-1"

                              (LEGAL DESCRIPTION)